UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

Lash, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54838

(Commission File Number)

None

(IRS Employer Identification No.)

297 President Street

Brooklyn, New York 11231

(Address of principal executive offices)(Zip Code)

(212) 729-6448

Registrant’s telephone number, including area code

Cassidy Ventures, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 27, 2017, Lash, Inc., a Nevada corporation (formerly known as “Cassidy Ventures, Inc.”; the “Company”), notified LBB & Associates Ltd., LLP (“LBB”), that the Company had dismissed LBB as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of LBB regarding the Company’s financial statements as of June 30, 2014 and 2013 and the statement of operations, stockholders’ deficit and cash flows for each of the two years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of LBB, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended June 30, 2014 and 2013, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of LBB, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended June 30, 2014 and 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided LBB a copy of the above disclosures and requested LBB to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. LBB’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 27, 2017, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Michael Gillespie & Associates, PLLC (“Michael Gillespie & Associates”), the Company’s new independent registered public accountants, which appointment Michael Gillespie & Associates has accepted with the dismissal of LBB.

During the two most recent fiscal years and the interim period preceding the engagement of Michael Gillespie & Associates, the Company has not consulted with Michael Gillespie & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Michael Gillespie & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with LBB and therefore did not discuss any past disagreements with Michael Gillespie & Associates.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from LBB & Associates Ltd., LLP, dated January 30, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lash, Inc.

Date: January 31, 2017	By:	/s/ Amber Joy Finney
	Name:	Amber Joy Finney
	Title:	President and Chief Executive Officer

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